                                                    ---------------------------
                                                           OMB APPROVAL
                                                    ---------------------------
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                                                    3235-0059
                                                    Expires: January 31, 2002
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                                                    hours per response
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                       ----------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No._____)

Filed by the Registrant X
                       ---
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           BLUE RIVER BANCSHARES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:


- --------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:


- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


- --------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:


- --------------------------------------------------------------------------------
(5)      Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:


- --------------------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:


- --------------------------------------------------------------------------------
(3)      Filing party:


- --------------------------------------------------------------------------------
(4)      Date filed:


SEC 1913 (3-99)

                  POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                              2001 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT

                    [BLUE RIVER BANCSHARES INCORPORATED LOGO]

[BLUE RIVER BANCSHARES INCORPORATED LOGO]




                                                               March 29, 2001




Dear Shareholder,

     On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 8, 2001. At the meeting, we will review our performance for fiscal year 2000.

     A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2000 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

     I look forward to seeing you on May 8th.


                                                            Sincerely,

                                                        /s/ Steven R. Abel
                                                        ----------------------
                                                            Steven R. Abel
                                                            Chairman and CEO

[BLUE RIVER BANCSHARES INCORPORATED LOGO]



                               NOTICE OF THE 2001
                         ANNUAL MEETING OF SHAREHOLDERS



                                                                 March 29, 2001



     The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 8, 2001, at 11:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, to consider and take action on the following matters:

     1. Election of three directors to serve a three-year term expiring in 2004;

     2. Ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for fiscal year 2001; and

     3. Transaction of any other business that is properly raised at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" THE TWO PROPOSALS.





Shelbyville, Indiana                                /s/ D. Warren Robison
                                                    ---------------------
                                                        D. Warren Robison
                                                        Secretary


                                TABLE OF CONTENTS
                                                                                                     Page
                                                                                                     ----

ANNUAL MEETING INFORMATION............................................................................1
     Why did I receive this proxy statement?..........................................................1
     Who will solicit the proxies and who is paying for them?.........................................1
     What will occur at the annual meeting?...........................................................1
     How many votes are necessary to elect the nominees for director?.................................2
     What if a nominee is unwilling or unable to stand for election?..................................2
     How many votes are necessary to approve the other matters?.......................................3
     If my shares are held in "street name" by my broker, will my broker vote my shares for me?.......3
     Who will count the votes?........................................................................3
     How do I vote if I'm not planning to attend the annual meeting?..................................3
     What if I want to change my vote?................................................................3
     How do I raise an issue for discussion at the annual meeting?....................................3
     Where can I find the voting results of the meeting?..............................................4

PROPOSAL ONE -- ELECTION OF DIRECTORS.................................................................4

PROPOSAL TWO --  RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS..............5

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION...............................................5
     DIRECTORS OF THE COMPANY.........................................................................5
          Who is on our Board of Directors?...........................................................5
          How is our Board of Directors Paid?.........................................................8
     EXECUTIVE OFFICERS OF THE COMPANY................................................................9
          Who are our Executive Officers?.............................................................9
          How are our Executive Officers Paid?.......................................................10
     REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS..................................14
          Who determines how much the executive officers are paid?...................................14
          What are our goals, policies, and objectives?..............................................14
     REPORT OF THE AUDIT COMMITTEE...................................................................15
          Why are we receiving this report?..........................................................15
          Who are the members of the Audit Committee?............................................... 15
          Has the Audit Committee reviewed the Company financial statements?.........................15
          What are the auditor fees for 2000?........................................................16
     SECURITIES OWNERSHIP OF MANAGEMENT..............................................................16
          How much stock do our Executive Officers and Directors own?................................16
     SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS...............................................17

GLOSSARY.............................................................................................18


                           BLUE RIVER BANCSHARES, INC.
                            29 East Washington Street
                           Shelbyville, Indiana 46176

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

     This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 8, 2001, beginning at 11:00 a.m., at Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about March 29, 2001.

     As of the close of business on March 1, 2001, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 1,549,913 shares of common stock issued and outstanding.

WHY DID I RECEIVE THIS PROXY STATEMENT?

     On March 29, 2001, we began mailing this proxy statement to everyone who was a shareholder as of March 1, 2001. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

     More importantly, this proxy statement

     - includes detailed information about the matters that will be discussed and voted on at the meeting, and
     - provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

     The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

     First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

     -    is present in person, or
     - is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum.

     If there are enough shareholders present at the meeting, then we will vote on

     - a proposal to elect D. Warren Robison, Ralph W. Van Natta and Michael J. Vaught as members of our Board of Directors, and
     - a proposal to ratify our Board of Directors' selection of Deloitte & Touche LLP as our independent auditors for 2001.

     On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted.

     Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

     After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

     The members of the Board of Directors recommend that you vote FOR each of the proposals.

HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

     The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

     Each of the persons nominated for election has agreed to stand for election. However, if unexpected events arise which cause one or more of them to be unable to stand for election, then either

     - the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or
     - the Board of Directors may, during the meeting, nominate another person for director.

     Your vote is completely confidential.

     It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

     The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

     You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

WHO WILL COUNT THE VOTES?

     Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

HOW DO I VOTE IF I'M NOT PLANNING TO ATTEND THE ANNUAL MEETING?

     Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

     -    FOR the persons nominated for election as directors, and
     - FOR ratification of the appointment of Deloitte & Touche LLP as independent certified public accountants for 2001.

WHAT IF I WANT TO CHANGE MY VOTE?

     You can revoke your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

     - write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,
     - submit another properly signed proxy with a more recent date, or
     -    vote in person at the meeting.

HOW DO I RAISE AN ISSUE FOR DISCUSSION AT THE ANNUAL MEETING?

     Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than November 30, 2001. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2002 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

     If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the voting results at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2001.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

     Three directors will be elected at the annual meeting. Directors will serve a three-year term until the 2004 annual meeting or until their earlier resignation or removal.

     This year's nominees for election to the Board of Directors are as follows:

                          ------------------------------

                                D. Warren Robison
                               Director since 1997
                                     Age 35

                          ------------------------------

     D. WARREN ROBISON (Director). Mr. Robison has served as a Director since 1997. Mr. Robison is the President and owner of Hale Abstract Company, Inc., which issues real estate title insurance and conducts real estate closings. Mr. Robison serves on numerous boards of community organizations. He is past Chairman and President of the Shelby County Noon Sertoma Club and is past Sertomian of the Year. He is also a co-founder of the Big Brother/Big Sister Program for Shelbyville.

                          ------------------------------

                               Ralph W. Van Natta
                               Director since 1998
                                     Age 71

                          ------------------------------

     RALPH W. VAN NATTA (Director). Mr. Van Natta has served as a Director since 1998. Mr. Van Natta is a former two-term Mayor of Shelbyville and former Commissioner of the Indiana Bureau of Motor Vehicles. He also served as President of the Public Employee Retirement Fund. Mr. Van Natta was owner of Shelby Travel from 1988 until 2000.

                          ------------------------------

                                Michael J. Vaught
                         Director of the Bank since 2000
                                     Age 53

                          ------------------------------

     MICHAEL J. VAUGHT (Director of the Bank). Mr. Vaught has served as a Director of Shelby County Bank since 2000. He is President of Economy Oil Corporation, Vaught Oil Company and Eastside Express Car Wash. Mr. Vaught is very active in community affairs and serves as Treasurer of the Blue River Foundation and is Trustee of Shelbyville Central School Board. He is also a member of the W.S. Major

Hospital Foundation Board and a Member and former Vice President for Girls, Inc. He is also the recipient of the Sam Walton Citizenship Award.

     Our Board of Directors recommends that you vote FOR Mr. Robison, Mr. Van Natta and Mr. Vaught.

           PROPOSAL TWO -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     Our Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2001 fiscal year and is soliciting your ratification of that selection.

     In their role as independent auditors, they report on our financial statements.

     A representative of Deloitte & Touche LLP may be present at the meeting. He or she will have an opportunity to make a statement and will be available to respond to appropriate questions.

     Your ratification of our Board of Directors' selection of Deloitte & Touche LLP is not necessary because our Board of Directors has responsibility for selection of our independent auditors. However, the Board of Directors will take your vote on this proposal into consideration when selecting our independent auditors in the future.

     Our Board of Directors recommends a vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as our independent auditor for 2001.

     OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS OF THE COMPANY

WHO IS ON OUR BOARD OF DIRECTORS?

     The Directors, including nominees, and executive officers of the Company are listed in the table below. Each director serves a term of three years and until the election and qualification of his successor.



NAME                  AGE   OFFICE AND BUSINESS EXPERIENCE
- ------------------------------------------------------------------------------
Steven R. Abel.....   51    Chief Executive Officer since June 2000; Interim
                            President from June to October 2000; President and
                            CEO of Bank from July to October 2000; Chairman since August 1997; Director since March 1997 (term expires 2003); Chairman and Director of the Bank since June 1998, President and Treasurer from March
                            1997 to August 1997; President and Owner of Hoosier
                            Appraisal Service, Inc. since March 2000; licensed real estate appraiser since 1992.

Name                   Age  Office and Business Experience
- ------------------------------------------------------------------------------
Lawrence T. Toombs.... 56   President of Company President and Chief Executive
                            Officer of the Bank since October 2000: Director of
                            Company and Bank since October 2000 (term expires
                            2002); President of Pyramid Business Consultants,
                            LLC from 1993 to 2000; Merchants National Bank and
                            National City Bank Indiana from 1970 to 1992.


D. Warren Robison..... 35   Senior Vice President since September 1998;
                            Secretary since August 1997; Director since March
                            1997 (nominee); Director of the Bank since June
                            1998; Vice President and Treasurer from August 1997 to June 1998; President and Sole Shareholder of
                            Hoosier Appraisal Service, Inc. until March 2000;
                            licensed real estate appraiser since 1992; President of Hale Abstract Company, Inc. since March 2000;
                            Vice President of Hale Abstract Company, Inc. from
                            July 1992 to March 2000.



Wendell L. Bernard.... 56   Director since June 1998 (term expires 2003);
                            Director of the Bank since June 1998; Owner and operator of Bernard Realty, Inc. located in Shelbyville, Indiana; Director and Vice President of
                            Finance of Williams Industries, Inc., a
                            manufacturing company until 1997.


Peter G. DePrez....... 53   Director since May 1999 (term expires 2002);Director
                            of the Bank since January 1999; Attorney; Advisory
                            Board Member of National City Bank (Shelby County) until 1998; Director and Officer of Shelbyville
                            Newspapers, Inc. until 1999.



Ralph W. Van Natta.... 71   Director since June 1998 (nominee);Director of the
                            Bank since June 1998; Owner and operator of Shelby
                            Travel Center located in Shelbyville, Indiana until
                            2000.


Michael J. Vaught..... 53   Director of the Bank since 2000 (nominee); President
                            of Economy Oil Corporation, Vaught Oil Company and
                            Eastside Express Car Wash since 1984; Treasurer of the Blue River Foundation; Trustee of Shelbyville
                            Central School Board; Director of the W.S. Major
                            Hospital Foundation since 1966; Advisory Board
                            Member of National City Bank (Shelby County) until
                            1998.

     Board Committees and Meeting Attendance. The Board of Directors has four committees, the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.


                                         COMMITTEE MEMBERSHIP AND MEETINGS HELD

                        NAME                     EXECUTIVE          AUDIT         COMPENSATION        NOMINATING
         ------------------------------------ ----------------- -------------- ------------------- -----------------
         Steven R. Abel...................           *                                                     *
         Lawrence T. Toombs...............
         Wendell L. Bernard...............           /                *                                    /
         Peter G. DePrez..................                                             /                   /
         D. Warren Robison................           /                /                *
         Ralph W. Van Natta...............                            /                /
         No. of Meetings in Fiscal 2000**            2                9                5                   1


- ------------------------------

  /      Member
  *      Chairperson
  ** The Board held 16 meetings in 2000. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

         Executive Committee

         - When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

         Audit Committee

         - Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

         - Reviews the Company's accounting policies and the objectivity of its financial reporting.

         - Considers annually the qualifications of the Company's independent auditors and the scope of their audit and makes recommendations to the Board as to their selection.

         - Receives reports from the internal auditors and reviews the scope of the internal audit program.

         - Reviews the Company's affairs relating to compliance, conflict of interest, ethics and the investigation of misconduct or fraud.

         Compensation Committee

         -     Establishes executive compensation policies and programs.

         -     Establishes the base salaries for executive officers.

         - Reviews the Company's management development and succession planning policies.

         - Administers the Company's stock option plans and employee bonus plan.

         Nominating Committee

         - Reviews the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board on this matter.



         - Considers as nominees for director qualified persons recommended by directors, management and shareholders. The Nominating Committee also considers proposals from shareholders for any new business. Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

HOW IS OUR BOARD OF DIRECTORS PAID?

         A director who is an officer or employee of the Company or its subsidiaries is not compensated for serving on the Board of Directors or its committees other than his normal salary. Non-employee directors may receive:

         -     $1,200 attendance fee per month,
         -     $300 for chairing a committee,
         - $16,547.97 total amount of Health, Life and Disability insurance premiums paid for directors Abel, Bernard and DePrez and Life and Disability insurance premiums paid for director Robison, and
         -     grant of nonqualified stock options.

         The 2000 Directors' Stock Option Plan. The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which currently provides for the grant of nonqualified stock options to those individuals who serve as Directors of the Company or any of its subsidiaries, including the Bank (the "2000 Directors' Stock Option Plan"). Nonqualified stock options were granted to Directors previously under the 1997 Directors' Stock Option Plan (the "1997 Directors' Stock Option Plan").

          The 2000 Directors' Stock Option Plan provides for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $8.27 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, a total of 62,400 shares of common stock are reserved for issuance under the 2000 Directors' Stock Option Plan. As of the date of this proxy statement, options for 5,750 shares of common stock are outstanding under the 2000 Directors' Stock Option

Plan. Options granted under the 2000 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted,
(ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No option will be granted under the 2000 Directors' Stock Option Plan after March 27, 2010. In the future, an individual will become eligible to receive grants of options under the 2000 Directors' Stock Option Plan upon his election to a qualifying board of directors but will not receive additional options because he is a member of more than one such board.

         The 1997 Directors' Stock Option Plan. The 1997 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $12.00 per share or the fair market value of a share on the date of grant. A total of 100,000 shares of common stock were reserved for issuance under the 1997 Directors' Stock Option Plan. As of the date of this proxy statement, options for 87,000 shares of common stock are outstanding under the 1997 Directors' Stock Option Plan. Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No additional options will be granted under the 1997 Directors' Stock Option Plan.

EXECUTIVE OFFICERS OF THE COMPANY

WHO ARE OUR EXECUTIVE OFFICERS?

NAME                  AGE  OFFICE AND BUSINESS EXPERIENCE
- -------------------------------------------------------------------------------

Steven R. Abel........51   See Mr. Abel's biography on page 5.


Lawrence T. Toombs....56   See Mr. Toombs' biography  on page 6.

D. Warren Robison.....35   See Mr. Robison's biography on page 6.

Bradley A. Long.......37   Vice President and Chief Financial Officer since
                           March 1998; Vice President of First of America Bank
                           Corporation's Bankcard Division in Kalamazoo,
                           Michigan from March 1997 to February 1998; First of
                           America's Vice President-Financial Analysis Manager from April 1994 to March 1997.

David E. Morrison.....45   Area President since December 1998 and Chief Credit
                           Officer since February 2000; Area President of
                           National City Bank in Fort Wayne, Indiana from June
                           1995 to December 1998.

HOW ARE OUR EXECUTIVE OFFICERS PAID?

         Summary Compensation Table

   NAME AND PRINCIPAL POSITION             YEAR                       BONUS(4)      SHARES          ALL OTHER
                                                                                  UNDERLYING       COMPENSATION
                                                        SALARY                     OPTIONS
- -------------------------------------------------------------------------------------------------------------------

Steven R. Abel Chairman and                2000     $ 44,800(1)         -0-           -0-          $17,112.11(6)
Chief Executive Officer
Lawrence T. Toombs, President              2000       34,037.90(2)      -0-         15,000          35,115(7)
Robert C. Reed....................         2000       79,346.20(3)      -0-           -0-            8,725(5)
Former Vice Chairman,  President           1999      130,000            -0-           -0-           12,400
and Chief Executive Officer                1998      117,172        $ 20,000         8,400           6,133
- ------------------------------



Notes to Summary Compensation Table:

         These were our most highly paid executive officers in 2000. These officers are referred to in this proxy statement as our "Named Executive Officers."

(1) The Board of Directors appointed Mr. Abel to assume the duties of President and Chief Executive Officer on June 28, 2000 pending the results of an internal investigation involving Mr. Reed. On July 25, 2000, the Board of Directors appointed Mr. Abel Acting President and Chief Executive Officer following the termination of Mr. Reed's employment. Mr. Abel's annual salary in 2000 was $91,000 beginning on June 27, 2000.
(2) Mr. Toombs was the Executive Vice President until February 16, 2000 when he voluntarily resigned his position. Mr. Toombs was hired on July 21, 2000 as a consultant following the termination of Mr. Reed's employment. On September 26, 2000, the Board of Directors appointed Mr. Toombs as President. Mr. Toombs' annual salary in 2000 as President was $100,000 beginning on October 2, 2000.
(3) Mr. Reed's annual salary in 2000 was $140,000 and his employment terminated on July 21, 2000. Mr. Reed received no severance payments following the termination of his employment.
(4) Bonuses earned under the Annual Bonus Plan are for the year reported, regardless of the year paid. The Company's Annual Bonus Plan is based on the achievement of business and/or financial performance objectives which support business plans and goals.
(5) Includes $4,700 of life, health and disability insurance premiums, $1,645 for the use of the Company's automobile and $2,380 compensation accrued to Mr. Reed pursuant to the 401(k) plan.
(6) Includes $10,500 received by Mr. Abel for his services as the Chairman and a director of the Company. Beginning on August 1, 2000, Mr. Abel did not receive any fees for his services as the Chairman and a director of the Company.
(7) Includes $13,762 in severance pay, and $21,353 received by Mr. Toombs as a consultant to the Company.

         Option Grants in 2000 (to Named Executive Officers)


                                                   PERCENT OF TOTAL
                             NO. OF SHARES        OPTIONS GRANTED TO     EXERCISE PRICE
          NAME             UNDERLYING OPTIONS      EMPLOYEES DURING        ($/SHARE)        EXPIRATION DATE
                                GRANTED                 2000
- --------------------------------------------------------------------------------------------------------------

Lawrence T. Toombs . . .         15,000                 100%                  $8.27         October 2, 2010


All grants are nonqualified stock options.

         None of the Named Executive Officers exercised any options during 2000.

         Employment Agreement with Named Executive Officer. The Board of Directors of the Company has approved an at-will employment arrangement with its President, Lawrence T. Toombs. Mr. Toombs employment may be terminated by the Company or Mr. Toombs at any time. Mr. Toombs will receive a salary of $100,000, which salary is subject to increases approved by the Board of Directors. Mr. Toombs will be entitled to participate in other fringe benefits and benefit plans available to the Company's employees.

         Change In Control Agreement With Named Executive Officer. The Board of Directors has also approved a change in control agreement with Mr. Toombs, which provides that Mr. Toombs will be provided with a two year employment term following a change in control. This agreement will not be effective until a change in control of the Company occurs. Following a change in control, Mr. Toombs will receive a minimum salary of $100,000 during the term of his employment, which salary will be subject to increases approved by the Board of Directors. The change in control agreement also provides among other things, for participation in other fringe benefits and benefit plans available to executive officers of the Company. Mr. Toombs could terminate his employment upon three months written notice to the Company if his position changes or the location of the Company offices are moved more than thirty-five miles from its current location. The Company could discharge Mr. Toombs if he becomes disabled, if he dies or "for cause" (as defined in the change in control agreement). If Mr. Toombs terminates his employment as described in the change in control agreement, Mr. Toombs will receive his remaining aggregate cash compensation for the term of the change in control agreement in a single lump sum. If the Company terminates Mr. Toombs employment due to a disability, Mr. Toombs will continue to receive his salary for the remainder of the term of the change in control agreement. If the Company terminates Mr. Toombs employment "for cause" (as defined in the change in control agreement), Mr. Toombs will not receive any additional payments following the date of his termination. If Mr. Toombs' employment is terminated due to his death, his beneficiary will receive payment for the remainder of the term equal to 50% of his salary. The change in control agreement also contains non-disclosure, non-solicitation and non-competition restrictions.

         2000 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2000 Employee Stock Option Plan"). The 2000 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 2000 Employee Stock Option Plan will not be less than the greater of $8.27 per share or the fair market value of a share on the date of grant. No option will be granted under the 2000 Employee Stock Option Plan after March 27, 2010. The 2000 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options may be granted under the 2000 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2000 Employee Stock Option Plan.

         Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         As of this proxy statement, a total of 87,700 shares of common stock have been reserved for issuance under the Employee Stock Option Plan. As of the date of this proxy statement, options for 15,350 shares of common stock are outstanding under the 2000 Employee Stock Option Plan.

         1997 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provided for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries, including the Bank. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options were granted under the 1997 Employee Stock Option Plan only to officers and other key employees in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

         Options are exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         A total of 50,000 shares of common stock were reserved for issuance under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, options for 7,000 shares of common stock are outstanding under the 1997 Employee Stock Option Plan.

         Employee Stock Purchase Plan. The Blue River Bancshares, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") provides employees of the Company and its designated subsidiaries with an opportunity to purchase Company common stock. Under the Employee Stock Purchase Plan, all regular employees of the Company for 90 or more continuous days are eligible participants on the next plan entry date. An employee who has satisfied this eligibility requirement may participate in the Employee Stock Purchase Plan by authorizing payroll deductions may not exceed 10% of an employee's compensation for the period during which the Company makes each offer to purchase under the Employee Stock Option Plan.

         Each employee who has elected to participate is automatically granted an option to purchase shares of common stock beginning on his or her plan entry date. The shares of common stock may be purchased under the Employee Stock Purchase Plan at a price not less than 90% of the fair market value of the common stock on the last trading day of the purchase period.

         Savings Plan. The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined) subject to an annual dollar limitation under the Code (currently $10,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

         The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the compensation deferrals the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:


                           YEARS OF SERVICE               PERCENTAGE VESTED AND PAYABLE
              ---------------------------------------------------------------------------

               Less than 1.........................                                   0%
               1...................................                                  20%
               2...................................                                  40%
               3...................................                                  60%
               4...................................                                  80%
               5 or more...........................                                 100%

         Certain Relationships and Related Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated will have banking and other transactions with the Company and the Bank in the ordinary course of business. It is the Bank's policy that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the Bank. Applicable law and Bank policy generally require that transactions between the Company or the Bank, and any officer, director, principal shareholder or other affiliate of the Company or the Bank will be on terms no less favorable to the Company or the Bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

         The Company and Messrs. Abel and Robison (collectively, the "Founders") are parties to a tax indemnification agreement relating to their respective income tax liabilities associated with the Company. Subject to certain limitations, this tax indemnification agreement generally provides that the Founders, as shareholders of the Company prior to its initial public offering, are indemnified by the Company, and the Company is indemnified by the Founders, with respect to certain federal and state income taxes (plus interest and penalties) shifted between the Founders, on the one hand, and the Company, on the other hand, for taxable years ending either before or after the closing of the offering as a result of adjustments to tax returns of the Founders and the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

WHO DETERMINES HOW MUCH THE EXECUTIVE OFFICERS ARE PAID?

         The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

         Our Compensation Committee is comprised of three directors, one is an officer of the Company, but is not compensated as such. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report.

WHAT ARE OUR GOALS, POLICIES, AND OBJECTIVES?

         The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.

         Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 2000 Key Employees' Stock Option Plan.

         The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

         Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

         Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

         2000 Compensation of Chief Executive Officer. The compensation for the Chief Executive Officer recommended to the Board of Directors was based upon a number of factors and criteria. These include the procedure for determining base salary ranges, actual salaries within ranges, annual bonus and long-term incentive awards described earlier in this report.

         Mr. Reed served as the Chief Executive Officer until July 21, 2000. Mr. Abel served as the Chief Executive Officer for the remainder of 2000. For 2000, the Compensation Committee determined that Mr. Reed's base salary be increased by 7.69% over the level set for 1999. The Compensation Committee's determination was based on Company growth rates. Following the termination of Mr. Reed's employment, the Compensation Committee determined that Mr. Abel's annual compensation would be $91,000. The Compensation Committee's determination was based on his assumption of duties of CEO on a full-time basis.

         For 2000, the Board of Directors voted against awarding an annual bonus to the executive officers of the Company.

         Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders. The 2000 Key Employees' Stock Option Plan was approved by the Company's shareholders and was designed to meet the requirements of Section 162(m) with respect to the stock option deductibility cap.

This Report by:

D. Warren Robison, Chairman
Ralph W. Van Natta
Peter G. DePrez

REPORT OF THE AUDIT COMMITTEE

WHY ARE WE RECEIVING THIS REPORT?

         This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on May 23, 2000, which is attached to this Proxy Statement as Appendix A.

WHO ARE THE MEMBERS OF THE AUDIT COMMITTEE?

         The Audit Committee is comprised of three members of the Board of Directors of the Company. Two of the members of the Audit Committee are independent (as defined in the Company's listing requirements) from management and the Company. One member also serves as Secretary and Senior Vice President of the Company but has no active participation in the day-to-day operations of the Company.

HAS THE AUDIT COMMITTEE REVIEWED THE COMPANY FINANCIAL STATEMENTS?

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 and the footnotes thereto with management and the independent auditors. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 relating to the independence of the auditors from the Company.

         The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures of the auditors to the Company concerning the auditors' independence as required by the Independence Standards Board No. 1, Independence Discussions with Audit Committees.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Commission.

WHAT ARE THE AUDITOR FEES FOR 2000?

         Audit fees. The Company paid Deloitte & Touche LLP fees for audit work during the year in the amount of $158,891.00.

         Financial Information Systems Design and Implementation. The Company did not incur any expenses for information technology consulting services.

         All other fees. The Company paid Deloitte & Touch LLP $129,141.98 for non-audit related work during the year.

This Report by:

Wendell L. Bernard, Chairman
D. Warren Robison
Ralph W. Van Natta

SECURITIES OWNERSHIP OF MANAGEMENT

HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

         The following table shows the number of shares of common stock owned by each director and Named Executive, and by the directors and all of the Company's executive officers as a group. The table shows ownership as of March 1, 2001.


                                       Number of Shares                                   Percent of Outstanding
               Name                        Owned(1)            Right to Acquire(2)               Shares(3)
- ------------------------------------ ---------------------- --------------------------- ----------------------------

Steven R. Abel(4)                                   16,020                      16,440                        2.02%
- ------------------------------------ ---------------------- --------------------------- ----------------------------
Lawrence T. Toombs(8)                               16,588                      15,000                        1.97%
- ------------------------------------ ---------------------- --------------------------- ----------------------------
Wendell L. Bernard(7)                               10,500                       1,440                         .74%
- ------------------------------------ ---------------------- --------------------------- ----------------------------
Peter G. DePrez                                     13,500                         200                         .85%
- ------------------------------------ ---------------------- --------------------------- ----------------------------
D. Warren Robison(5)                                11,852                      16,440                        1.76%
- ------------------------------------ ---------------------- --------------------------- ----------------------------
Ralph W. Van Natta(6)                                  964                       1,440                         .15%
- ------------------------------------ ---------------------- --------------------------- ----------------------------

Michael J. Vaught                                    4,000                         150                         .26%
- ------------------------------------ ---------------------- --------------------------- ----------------------------

Directors and Executive Officers                    83,393                      55,010                        8.61%
as a group (9 persons including
those listed above)
- ------------------------------------ ---------------------- --------------------------- ----------------------------


(1)      Includes shares for which the named person:
         -      has sole voting and investment power, or
         -      has shared voting and investment power with a spouse.

         Excludes shares that:
         -     are restricted stock holdings, or
         -     may be acquired through stock option exercises.

(2) Shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.

(3) Percentage calculated by combining the number of shares owned with the number of shares that can be acquired.

(4) Mr. Abel holds 1,000 shares jointly with his spouse. Mr. Abel's spouse holds 4,898 shares individually.

(5) Mr. Robison holds 4,160 shares jointly with his spouse. Mr. Robison's spouse holds 2,101 shares individually.

(6)      Mr. Van Natta holds 530 shares jointly with his spouse.

(7) Mr. Bernard holds 4,500 shares jointly with his spouse. Mr. Bernard holds 6,000 shares in the name of Bernard Realty Inc.

(8)      Mr. Toombs holds 11,800 shares jointly with his spouse.

         Section 16(a) -- Beneficial Ownership Reporting Compliance. Based on our records, we believe that during 2000 our directors and executive officers complied with all Securities and Exchange Commission filing requirements applicable to them.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 1, 2001 to the knowledge of the Company, no shareholder or affiliated group of shareholders owns of record or beneficially more than 5% of the Company's common stock outstanding on that date.

                                      GLOSSARY

Bank................................. Shelby County Bank, a wholly-owned
                                      Subsidiary of the Company.

Board or Board of Directors.......... Board of Directors of Blue River
                                      Bancshares, Inc.

Common Stock or Stock or Shares...... Blue River Bancshares, Inc. Common Stock.

Named Executive...................... The Company's Chief Executive Officer and
                                      the President.

Proxies.............................. Wendell L. Bernard and Peter G. DePrez

Securities and Exchange Commission
or SEC or Commission................. The United States Securities and Exchange
                                      Commission.

Company.............................. Blue River Bancshares, Inc.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER


Primary responsibility for the Bank's internal control systems and financial reporting is vested in senior operating management as overseen by the board of directors.

The audit committee, established by resolution of the board of directors, is to assist in the board's statutory and fiduciary responsibilities. The audit committee shall have unrestricted access to company personnel and records and will be provided the resources necessary to discharge its responsibilities.

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the Bank and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Bank, and the quality and integrity of the financial reports of the Bank. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, bank legal counsel, and the financial management of the Bank.

COMPOSITION

The audit committee shall be comprised of at least three members, a majority of the members of which shall be independent directors. All members of the audit committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the audit committee shall have accounting or related financial management expertise. The members of the audit committee shall serve at the pleasure of the board of directors except that their term shall expire if they cease to be directors of the Bank or if such committee is discontinued or is replaced by a new committee.

MEETINGS

The audit committee shall adopt general procedural rules with regard to the notice of the time and place of meetings and the call of meetings; provided, however, that a majority of the members of the audit committee shall be required to constitute a quorum. Further, the audit committee shall meet at least annually to review and assess the adequacy of this charter.

RESPONSIBILITIES

Internal Control

In order to fulfill its oversight responsibility, it is necessary that the audit committee function without inappropriate intervention of corporate management. To carry out its responsibility, the audit committee should:

- -    Assess any need for an independent quality assurance review to determine that the internal audit function is operating in a manner prescribed by policy and within sound audit standards.

- -    Direct special investigations into significant matters brought to its attention within the scope of its duties.

- -    Review various aspects of company operations on a periodic basis to ensure a general understanding of the organization.

- -    Review this charter periodically and propose any recommended changes to the board.

- -    Report audit committee activities to the board on a regular basis.

Corporate Governance

The role of the audit committee in the area of corporate governance should be to determine that management has established a system to provide reasonable assurance that the Bank is in general compliance with pertinent laws and regulations and in conducting it's affairs ethically. To accomplish this the committee should:

- -    Review bank affairs relating to compliance, conflict of interest, ethics, and the investigation of misconduct or fraud.

- -    Review and approve the internal audit charter that explains the framework for providing services to management and to the audit committee, including the purpose, responsibility, authority and reporting relationships of the internal audit function.

- -    Review internal audit plans to determine that audit objectives and goals, staffing plans, and schedules provide for adequate support of the audit committee's goals and objectives.

- -    Discuss with internal and external auditors the review of electronic data processing and security programs to protect against misuse or fraud

 - Meet with the bank legal counsel to discuss legal matters that may have an impact on the company.

Financial Reporting

The responsibility of the audit committee in the area of financial reporting is to determine that management has established a system to provide reasonable assurance that financial disclosures reasonably portray the company's financial condition. To accomplish this, the audit committee should:

- -    Inquire about any significant exceptions made to major bank accounting policies during the accounting period.

- -     Receive reports from management, public accountants, or internal auditor to assess the impact of significant regulatory changes or accounting/reporting developments.

- -     Review any significant reporting or operational issues affecting the financial statements during the reporting period and how they were resolved.

- -     Require from management an immediate report whenever a second opinion is sought from another independent public accountant.

- -     On an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Bank to determine the auditors' independence; and receive formal written affirmation of independence from the independent auditors.

PROXY                     BLUE RIVER BANCSHARES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 8, 2001
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    The undersigned hereby appoints Wendell L. Bernard and Peter G. DePrez, or either of them, as proxies of the undersigned, each with full power of substitution and resubstitution, to represent and to vote all of the shares of common stock of Blue River Bancshares, Inc. which the undersigned beneficially holds of record on March 1, 2001 and would be entitled to vote at the annual meeting of shareholders of Blue River, to be held at the Shelby County Bank, 29 East Washington Street, Shelbyville, Indiana, on May 8, 2001, at 11:00 a.m., local time, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present, on the matters set forth below.
1. The election as directors of D. Warren Robison, Ralph W. Van Natta and Michael J. Vaught, each for a three year term.
                                      [ ] FOR   [ ] WITHHOLD  [ ] FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For
             All Except" and write that nominee's name in the space provided below.

    ----------------------------------------------------------------------------
2. Ratification of the appointment of Deloitte & Touche LLP as auditors for the fiscal year 2001.

                                               [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. In their discretion, on such other matters as may properly come before the annual meeting.

                          PLEASE SIGN ON REVERSE SIDE

                          (CONTINUED FROM OTHER SIDE)
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE FISCAL YEAR 2001. ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                               DATED: , 2001

                                               ---------------------------------
                                                  (Signature of Shareholder)

                                               ---------------------------------
                                                  (Signature of Shareholder)
                                               Please sign exactly as your name
                                               appears on your stock certificate
                                               and on the label placed to the
                                               left. Joint owners should each
                                               sign personally. Trustees,
                                               guardians, executors and others
                                               signing in a representative
                                               capacity should indicate the
                                               capacity in which they sign.